SUB-ITEM 77Q1(a)

                               AMENDMENT NO. 4 TO
           AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF
                                AIM GROWTH SERIES

          This Amendment No. 4 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") amends, effective as of November 8, 2006, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

     WHEREAS, the Trust desires to amend the Agreement to (i) add six new portfolios - AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund and (ii) provide a limited exception to the provision that grants shareholders the right to vote on certain transactions, which exception would apply only to the shareholders of AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1.   The existing Section 6.1 is re-designated as Section 6.1(a) and a new
          Section 6.1(b) is added to read in its entirety as follows:

          "Notwithstanding any other provision of this Agreement, including
          Section 6.1(a) above, the Shareholders of AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (the "Independence Portfolios"), shall not have the power to vote to: (i) approve the sale of all or substantially all the assets of any Independence Portfolio or Class thereof to the AIM Independence Now Fund, another Portfolio of the Trust; (ii) approve the merger or consolidation of any Independence Portfolio or Class thereof with or into the AIM Independence Now Fund; or (iii) approve the termination of any Independence Portfolio or Class thereof, if such termination results from (a) the sale of all or substantially all the assets of such Independence Portfolio or Class thereof to the AIM Independence Now Fund or (b) the merger or consolidation of such Independence Portfolio or Class thereof with or into the AIM Independence Now Fund. In each case, the Trust will provide advance notice in writing of the asset sale, merger, consolidation or termination, as applicable, to the Shareholders of the affected Independence Portfolio."

     2. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 8, 2006.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name: Philip A. Taylor
                                        Title: President


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

                          Exhibit 1 TO AMENDMENT No. 4
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES

                                   "SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

                 PORTFOLIO                    CLASSES OF EACH PORTFOLIO
                 ---------                    -------------------------
AIM Basic Value Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Conservative Allocation Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Global Equity Fund                        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Growth Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Income Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Independence Now Fund                     Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

                 PORTFOLIO                    CLASSES OF EACH PORTFOLIO
                 ---------                    -------------------------
AIM Independence 2010 Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Independence 2020 Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Independence 2030 Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Independence 2040 Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Independence 2050 Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM International Allocation Fund             Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Mid Cap Core Equity Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Moderate Allocation Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

                 PORTFOLIO                    CLASSES OF EACH PORTFOLIO
                 ---------                    -------------------------
AIM Moderate Growth Allocation Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Moderately Conservative Allocation Fund   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Small Cap Growth Fund                     Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares
                                              Investor Class Shares"


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